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Exhibit 21.1

SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED

Company Name	Country of Registration
Coyle Hamilton Holdings Willis Limited	Eire
Coyle Hamilton Group Limited	Eire
Chetumal Investments Limited	Eire
Loss Management Group Ireland Limited	Eire
Ascot Technologies Limited	Eire
Coyle Hamilton Willis Limited	Eire
Coyle Hamilton Software Limited	Eire
Coyle Hamilton (Cork) Limited	Eire
Coyle Hamilton Hamilton Philips Limited	Eire
Coyle & Co. Insurance 1972 Limited	Eire
Loss Control Services Limited	Eire
Coyle Hamilton Investment Intermediaries Limited	Eire
Coyle Hamilton International Limited	Eire
Checkyour Benefits Limited	Eire
Nesture Limited	Eire
Employee Benefits Limited	Eire
Associated Insurance Services Limited	Eire
Willis Insurance Services (Ireland) Limited	Eire
Willis IIB Merger Company	U.S.A.
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis A/S	Denmark
TA I Limited	England & Wales
TA II Limited	England & Wales
TA III Limited	England & Wales
Trinity Acquisition Limited	England & Wales
TA IV Limited	England & Wales
Willis Group Limited	England & Wales

The following are the subsidiaries of Willis Group Limited

Company Name	Country of Registration
WILLIS NORTH AMERICA INC.	U.S.A.
WILLIS OF MICHIGAN, INC.	U.S.A.
Baccala & Shoop Insurance Services	U.S.A.
Willis Securities, Inc.	U.S.A.
WF Corroon Corporation – Great Lakes	U.S.A.
WF Corroon Corporation – Texas	U.S.A.
Willis Administrative Services Corporation	U.S.A.
Willis Affinity Programs of Colorado, Inc.	U.S.A.
Willis Affinity Programs of Nevada, Inc.	U.S.A
Willis of Louisville, Inc.	U.S.A.
Willis Corroon Corporation of Sacramento	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis North American Holding Company	U.S.A.
Willis of Greater New York, Inc.	U.S.A.

Global Special Risks Inc. (Louisiana)	U.S.A.
Global Special Risks Inc of New York	U.S.A.
Global Special Risks Inc. (Texas)	U.S.A.
McAlear Associates, Inc. (Michigan)	U.S.A.
McAlear Associates, Inc. (Ohio)	U.S.A.
Willis Affinity Programs Midwest, Inc.	U.S.A.
Queenswood Properties Inc	U.S.A.
Stewart Smith East, Inc.	U.S.A.
Stewart Smith Southeast, Inc.	U.S.A.
Stewart Smith Southwest, Inc.	U.S.A.
Willis Americas Administration, Inc.	U.S.A.
Willis of Alaska, Inc.	U.S.A.
Willis of Arizona, Inc.	U.S.A.
Willis Insurance Services of California, Inc.	U.S.A.
Willis Insurance Services of the Bay Area, Inc.	U.S.A.
Willis Insurance Services of Southern California, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis of Greater Texas, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis Life, Inc.	U.S.A.
Willis Management (Vermont) Limited	U.S.A
Willis Re Inc	U.S.A.
Willis Holding Corp. A	U.S.A.
Willis Holding Corp. B	U.S.A.
Special Contingency Risks, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.
Willis of Kansas, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of Missouri, Inc.	U.S.A.
Willis of Alabama, Inc.	U.S.A.
Willis of Nevada, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis of North Carolina, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis of Seattle, Inc.	U.S.A.
Willis Insurance Brokerage of Utah, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis/IMG Sports and Entertainment Brokerage LLC	U.S.A.
Willis Services LLC	U.S.A.
Willis UK Investments Limited	England & Wales

SOVEREIGN MARINE & GENERAL INSURANCE COMPANY LIMITED*	England & Wales
Greyfriars Insurance Company Limited	England & Wales
Associated International Insurance (Bermuda) Limited	Bermuda
Sovereign Insurance (UK) Limited	England & Wales
* in scheme of arrangement
Harrap Brothers Life & Pensions Limited	England & Wales
Willis Holding GmbH (NB Held on trust for WEBV)	Germany
Willis Re Beteiligungsgesellschaft mbH	Germany
Willis GmbH & Co., K.G.	Germany
InterRisk Risiko-Management-Beratung GmbH	Germany
Industrie Assekuranz GmbH	Germany
JWA Marine GmbH	Germany
JWA Finanzkonzepte GmbH	Germany
Willis GmbH	Austria
C Wuppesahl Finanzversicherungsmakler GmbH	Germany
Willis Re GmbH & Co., K.G.	Germany
Willis Japan GmbH	Germany
Willis Pension Trustees Limited	England & Wales
WILLIS FABER LIMITED	England & Wales
Arbuthnot Insurance Services Limited	England & Wales
Carter, Wilkes & Fane (Holding) Limited	England & Wales
Carter, Wilkes & Fane Limited	England & Wales
C.H. Jeffries (Insurance Brokers) Limited	England & Wales
C.H. Jeffries (Holdings) Limited	England & Wales
C.H. Jeffries (Pension & Financial Planning) Limited	England & Wales
C.H. Jeffries (Risk Management) Limited	England & Wales
Durant, Wood Limited	England & Wales
Friars Street Trustees Limited	England & Wales
International Claims Bureau Limited	England & Wales
Invest for School Fees Limited	England & Wales
Johnson Puddifoot & Last Limited	England & Wales
Lloyd Armstrong & Ramsey Limited	Eire
Martin Boag & Co Limited	England & Wales
Matthews Wrightson & Co Limited	England & Wales
McGuire Insurances Limited	Northern Ireland
Mercantile U.K. Limited	England & Wales
Opus Holdings Limited	England & Wales
Opus Pension Trustees Limited	England & Wales
Opus London Market Limited	England & Wales
Opus Insurance Services Limited	England & Wales
Opus Compliance Services Limited	England & Wales
Opus Health and Safety Limited	England & Wales
Thirdreel Limited	England & Wales
Run-Off 1997 Limited	England & Wales
RCCM Limited	England & Wales
Stewart Wrightson International Group Limited	England & Wales
Stephenson's Campus (Berwick) Limited	England & Wales
Stewart Wrightson (Overseas Holdings) Limited	England & Wales
Stewart Wrightson (Regional Offices) Limited	England & Wales

Stewart Wrightson Group Limited	England & Wales
Stewart Wrightson Marine (Hellas) Limited	England & Wales
Trinity Processing Services Limited	England & Wales
Willis Risk Management Limited	England & Wales
W F C (C.I.) Limited (In liquidation)	Guernsey
Willis Asia Pacific Limited	England & Wales
Willis Consulting Limited	England & Wales
Willis Structured Financial Solutions Limited	England & Wales
Willis ESOP Management Limited	Guernsey
Willis Japan Limited	England & Wales
Willis Corroon Licensing Limited	England & Wales
Willis Faber & Dumas Limited	England & Wales
Willis Group Services Limited	England & Wales
Ropepath Limited	England & Wales
Sailgold Limited	England & Wales
Willis Corroon Nominees Limited	England & Wales
Willis Group Medical Trust Limited	England & Wales
Willis Corroon Financial Planning Limited	England & Wales
Willis Faber UK Group Limited	England & Wales
Willis China Limited	England & Wales
Willis Corroon North Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Devonport Underwriting Agency Limited	England & Wales
Willis Faber (Underwriting Management) Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis International Holdings Limited	England & Wales
Asmarin Verwaltungs AG	Switzerland
Willis AG	Switzerland
Friars Street Insurance Limited	Guernsey
Meridian Insurance Company Limited	Bermuda
Venture Reinsurance Company Limited	Barbados
Willis (Bermuda) Limited	Bermuda
Willis Management (Cayman) Limited	Grand Cayman
Willis Douglas Limited	Isle of Man
Willis Overseas Investments Limited	England & Wales
Willis Corroon (Jersey) Limited	Jersey
Willis Management (Bermuda) Limited	Bermuda
Willis Management (Dublin) Limited	Eire
Willis Management (Gibraltar) Limited	Gibraltar
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
WFD Servicios S.A. de C.V. (Willis Europe BV 40%)	Mexico
Willis Overseas Brokers Limited	England & Wales
Willis Overseas Limited	England & Wales
Willis Europe B.V. (40.86% held by Willis Overseas Investments Limited)	Netherlands
Willis SA	Argentina
Herzfeld Willis S.A.	Argentina
Willis Australia Limited	Australia
Willis Employee Benefits Pty Ltd	Australia
Willis Reinsurance Australia Limited	Australia

Richard Oliver International Pty Limited	Australia
Richard Oliver International Limited (in liquidation)	England & Wales
Richard Oliver International Limited (in liquidation)	New Zealand
Richard Oliver Underwriting Managers Pty Limited	Australia
Willis Superannuation Pty Limited	Australia
ACN095454247 Pty Ltd (in liquidation)	Australia
Goodalls Insurance Services Pty Ltd	Australia
G.I.S. Pty Limited	Australia
G.I.S. Statewide Pty Limited	Australia
Bradstock Consulting Pty Limited	Australia
WFB Limitada	Brazil
Sertec Services Tecnicos de Inspeceo, Levantamento e Avaliacoes Ltda	Brazil
Willis Affinity Corretores de Seguros Limitada (70% held by WEBV)	Brazil
York Nordeste Corretora de Seguros Limitada (70% held by WEBV)	Brazil
York Sul Corretora de Seguros Limitada (70% held by WEBV)	Brazil
Willis Corretores de Seguros Limitada (2.88% held by WFB Limitada)	Brazil
York Vale Corretora e Administradora de Seguros Limitada	Brazil
Willis Consultoria em Resseguros Limitada	Brazil
Willis Holding Company of Canada Inc	Canada
MHR International Inc	Canada
Willis Canada Inc.	Canada
177637 Canada Inc.	Canada
Willis Corroon Aerospace of Canada Limited	Canada
Willis Faber Chile Limitada (1% held by WIH Ltd)	Chile
Willis Faber Chile Corredores de Reaseguro Limitada	Chile
Willis Correa Insurance Services S.A. (4% held by WIH Ltd)	Chile
Willis Colombia Corredores de Seguros S.A.	Colombia
Willis Corredores de Reaseguros S.A.	Colombia
Willis sro	Czech Republic
Willis Re Nordic	Denmark
Kindlon Ryan Insurances Limited	Eire
Willis Management (Guernsey) Limited	England & Wales
Willis Secretarial Services (Guernsey) Limited	England & Wales
Willis Hong Kong Limited	England & Wales
Willis Kft	England & Wales
Trinity Computer Processing (India) Private Limited	England & Wales
PT Willis Indonesia	England & Wales
Willis Management (Isle of Man) Limited	England & Wales
Willis Administration (Isle of Man) Limited	N.Ireland
Willis Italia S.p.A	England & Wales
Consorzio Padova 55	Scotland
Willis Vicenza S.r.l.	England & Wales
Willis Re Italia S.p.A	Italy
Willis Re Southern Europe S.p.A	Italy
Willis Korea Limited	Korea
T.W.F. Sdn Berhad	M England & Wales
Willis Agente de Seguros y Fianzas, S.A. de C.V.	England & Wales
Willis Intermediario de Reaseguro S.A. de C.V.	England & Wales
Rontarca-Prima Consultores C.A.	England & Wales

Willis Nederland B.V.	England & Wales
Willis B.V.	Netherlands
Rontarca Prima, Willis, C.A.	Russia
Plan Administrativo Rontarca Salud, C.A.	England & Wales
Asesor Auto 911, C.A.	England & Wales
C.A. Prima	England & Wales
Scheuer Verzekeringen B.V.	Netherlands
Willis South America B.V. (in liquidation)	Netherlands
Willis New Zealand Limited	New Zealand
Willis AS	Norway
Willis Polska S.A.	Poland
Willis (Singapore) Pte Limited	Singapore
Richard Oliver International Pte Limited	Singapore
Richard Oliver International Pty Limited	Hong Kong
Willis South Africa (Pty) Limited	South Africa
Bolgey Holding S.A.	Spain
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis Corretores de Seguros SA	Portugal
Claim Management Administrator, S.L.	Spain
Willis S & C c Correduria de Seguros y Reaseguros SA (Barcelona)	Spain
Willis ANDAL Correduria de Seguros y Reaseguros SA (Seville)	Spain
Willis Holding AB	Sweden
Willis AB	Sweden
Willis EB AB	Sweden
Willis Global Financial & Executive Risks AB (39% held by WEBV)	Sweden
Propacta Förvaltnings AB	Sweden
Willis Personalförsäkring AB	Sweden
Willis OY AB	Finland
Willis Faber AG	Switzerland
Willis (Taiwan) Limited	Taiwan
Willis Faber Advisory Services Limited	Zambia
Willis Limited	England & Wales
Bloodstock & General Insurance Services Limited	England & Wales
Claims and Recovery Services Limited	England & Wales
Hughes-Gibb & Company Limited	England & Wales
Special Contingency Risks Limited	England & Wales
Willis Corretaje de Reaseguros S.A.	Venezuela
Willis CIS LLC	Russia
W.I.R.E. Limited	England & Wales
W.I.R.E. Risk Information Limited	England & Wales
Worldwide Intellectual Resources Exchange Limited	England & Wales
Willis UK Limited	England & Wales
Goodhale Limited	England & Wales
VEAGIS Limited	England & Wales
Willis Corroon Cargo Limited	England & Wales
Willis Corroon Construction Risks Limited	England & Wales
Willis Corroon (FR) Limited	England & Wales
Willis Harris Marrian Limited	N.Ireland
Willis Transportation Risks Limited	England & Wales

Willis Scotland Limited	Scotland
Willis First Response Limited	England & Wales
Willis Safety Solutions Limited	England & Wales
Coyle Hamilton Holdings (UK) Limited	England & Wales
Richardson Hosken Holdings Limited	England & Wales
Coyle Hamilton (Insurance Brokers) Limited	England & Wales
Richardson Hosken Limited	England & Wales
Coyle Hamilton Northern Ireland Limited	Northern Ireland

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  Exhibit 21.1
SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED